UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2026

Frontier Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Airport Way

Denver, CO 80239

(720) 374-4550

(Address of principal executive offices, including zip code, and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2026, the Board of Directors (the “Board”) of Frontier Group Holdings, Inc. (the “Company”) approved the appointment of James G. Dempsey as President and Chief Executive Officer of the Company, effective immediately. Mr. Dempsey had been serving as the Company’s President and interim Chief Executive Officer since December 15, 2025, as previously reported in the Current Report on Form 8-K filed by the Company on December 15, 2025. In addition, the Board appointed Mr. Dempsey to serve as a Class III director, effective immediately, to serve for an initial term expiring at the Company’s 2027 annual meeting of stockholders and until his earlier death, resignation or removal.

Biographical information for Mr. Dempsey, age 50, can be found on page 17 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2025, and is incorporated herein by reference.

In connection with his appointment as President and Chief Executive Officer, the Board’s Compensation Committee (the “Committee”) increased Mr. Dempsey’s annual base salary to $747,000 and increased his target cash incentive opportunity to 125% of base salary. Mr. Dempsey’s fiscal 2026 long-term equity incentive awards will have an aggregate grant date fair value equal to $3,500,000 and will be granted in the ordinary course. The award vehicles, mix and vesting terms and conditions will be consistent with the terms and conditions of the equity awards to be granted to the Company’s other executive officers. In addition, the Committee approved a promotion performance stock unit grant to Mr. Dempsey with a target grant date fair value of $1,750,000, which will cliff vest on the fourth annual anniversary of the grant date, subject to his continuing service to the Company through the vesting date. The number of shares that will be earned, if any, is determined by a performance multiplier by dividing the average closing price of the Company’s shares of common stock as of the end of the four-year performance period (with a maximum capped at $30.0 per share) by the average closing price of the Company’s shares of common stock as of the beginning of the performance period. In addition, there would be no payout at the end of the performance period if the average share price is below 50% of the average share price as of the beginning of the performance period.

The foregoing summary of the amendment to Mr. Dempsey’s employment agreement (the “Amendment”) is not complete and is qualified in its entirety by the terms and provisions of the Amendment. A copy of the Amendment will be filed as an exhibit to the Company’s Quarter Report on Form 10-Q for the quarter ending March 31, 2025.

There are no arrangements or understandings between Mr. Dempsey and any other person pursuant to which he was appointed. Mr. Dempsey does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Dempsey has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 2.02.	Results of Operations and Financial Condition.

On January 8, 2026, the Company issued a press release that, among other things, updated the Company’s estimated fourth quarter 2025 guidance, which was previously announced on November 5, 2025. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and therefore shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements and Information

Certain statements in this Current Report on Form 8-K should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Words such as “expects,” “will,” “strive,” “guidance” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous risks and uncertainties relating to the Company’s operations and business environment including, without limitation, the following: unfavorable economic and political conditions in the states where the Company operates and globally, including tariffs and other trade protection measures, an inflationary environment and potential recession, weakened demand environment, and the resulting impact on cost inputs and/or consumer demand for air travel; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; disruptions to the Company’s flight operations, including due to factors beyond the Company’s control, such as adverse weather events or air traffic controller staffing shortages and facility and infrastructure constraints (including as a result of federal government shutdowns); the Company’s ability to attract and retain qualified personnel at reasonable costs; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel, including as a result of the war between Russia and Ukraine and the conflict in the Middle East; the Company’s reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company’s reliance on third-party service providers and the impact of any failure of these parties to perform as expected, or interruptions in the Company’s relationships with these providers or their provision of services; adverse publicity and/or harm to the Company’s brand or reputation; reduced travel demand and potential tort liability as a result of an accident, catastrophe or incident involving the Company, its codeshare partners or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company’s network strategy or other factors outside its control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders; the Company’s reliance on a single supplier for its aircraft and two suppliers for its engines, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; expanded inspection programs and/or heightened maintenance requirements imposed on the Company’s aircraft or engines; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company’s operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of seasonality and other factors associated with the airline industry; the Company’s failure to realize the full value of its intangible assets or its long-lived assets, causing the Company to record impairments; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the Company’s inability to accept or integrate new aircraft into the Company’s fleet as planned; the impacts of the Company’s significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company’s financial condition and business; failure to comply with the covenants in the Company’s financing agreements or failure to comply with financial and other covenants governing the Company’s other debt; changes in, or failure to retain, the Company’s senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth from time to time under sections captioned “Risk Factors” in the Company’s reports and other documents filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 18, 2025.

Item 7.01.	Regulation FD Disclosure.

On January 8, 2026, the Company issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto is being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 8, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: January 8, 2026	By:	/s/ Howard M. Diamond
Howard M. Diamond
Executive Vice President, Legal and Corporate Affairs